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                                                                    EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation in this registration statement on Form S-8, of Eclipsys Corporation, of our report dated November 16, 1998, on our audits of the financial statements of Transition Systems, Inc. as of September 30, 1998 and 1997 and for the years ended September 30, 1998, 1997 and 1996.


                                                  /s/ PricewaterhouseCoopers LLP



Boston, Massachusetts
January 12, 1999